EXHIBIT 99.1

The Acronym for AccessSM	CONTACT: Debbie McGowan, AFC (707) 794-7720 (888) 875-7555 investor.relations@afc.com www.afc.com

FOR IMMEDIATE RELEASE

AFC Reports Third Quarter 2004 Financial Results

PETALUMA, Calif., October 25, 2004—AFC® (Nasdaq: AFCI), The Acronym for AccessSM, today reported financial results for the third quarter ended September 30, 2004.

Revenues for the third quarter of 2004 were $119.6 million on a generally accepted accounting principles (GAAP) basis, as compared with $85.2 million for the same period last year, an increase of 40%. GAAP net income for the third quarter of 2004 was $17.3 million, or $0.19 per share, compared with $9.3 million, or $0.11 per share, for the same period last year. Revenues for the first nine months of 2004 were $331 million compared with $248.7 million for the same period last year, an increase of 33%. Net income for the first nine months of 2004 was $15.6 million, or $0.17 per share, compared with $21.0 million, or $0.24 per share, for the same period last year.

Core business net income, which excludes certain items, was $5.9 million, or $0.07 per share, for the third quarter of 2004, compared with $9.6 million, or $0.11 per share, for the same period last year. Core business net income for the first nine months of 2004 was $19.7 million, or $0.22 per share, compared with $25.4 million, or $0.29 per share, for the same period last year.

Reconciliations between GAAP and core business results are provided immediately following the condensed consolidated statements of cash flows. These core business measures are not in accordance with, or alternatives to GAAP, and may be different from measures used by other companies. We believe core business results help investors better understand the financial performance of our core business. We also believe core business results provide a more consistent and useful basis for comparison between periods and for making projections. AFC management primarily uses core business results for budgeting purposes, reviewing business performance and making investment decisions.

Cash provided by operations was $5.1 million in the third quarter of 2004, compared to cash used in operations of $45.9 million in the third quarter of 2003.

“Although our revenue was slightly below our previous guidance, we exceeded our operating profit goals in a challenging spending environment,” said John Schofield, chairman, president and chief executive officer at AFC. “The third quarter was characterized by record DSL shipments, growth in FTTP sales to both large and small carriers, and the launch of several new initiatives designed to strengthen our efforts in the IOC market.

“For the past year, our strategy has been to extend AFC’s reach in the RBOC market, and in the third quarter, we saw for the first time, more than half of our revenues derived from these large carriers. We are encouraged by this progress with the RBOCs, especially as it is coupled with AFC’s expanded focus on the IOC market. We are seeing a high level of interest from small carriers for our FiberDirectsm solution and our newly introduced ADSL2+ card. In the future, we are confident that as carriers of all sizes upgrade their access networks, they will continue to look to AFC solutions to meet their most advanced fiber access needs.”

Today’s Earnings Conference Call and Webcast

AFC will discuss its third quarter 2004 results on a conference call and audio webcast scheduled today, October 25, at approximately 1:30 p.m. Pacific time. U.S. callers can access the conference call at (800) 818-6592 and international callers may dial (312) 461-0745. The audio webcast will be simultaneously available online at: http://www.afc.com/investors/investors.asp.

The conference call replay will be available for approximately 72 hours following the call. U.S. callers can access the replay by dialing (800) 839-6713 and entering pass code

6679359. International callers may dial (402) 220-2306 and enter pass code 6679359. An audio webcast replay will also be available at http://www.afc.com/investors/investors.asp for approximately 12 months following the original call.

# # #

About AFC

Headquartered in Petaluma, Calif., AFC is a leading provider of broadband access solutions for the global telecommunications industry. With a customer base of more than 800 service providers worldwide, AFC continues to build and support the world’s evolving broadband access network architecture. Advanced Fibre Communications, Inc., AFC, and the AFC logo are registered trademarks of Advanced Fibre Communications, Inc. The Acronym for Access and FiberDirect are service marks of Advanced Fibre Communications, Inc. Copyright 2004. All rights reserved. Any other trademarks are the property of their respective owners. For more information, visit AFC online at www.afc.com or call 1-(800) 690-AFCI.

Forward-Looking Statements

Except for historical information contained in this press release, the foregoing contains forward-looking statements, including statements concerning our ability to remain a leading supplier of access equipment to large carriers and the expectation that demand for AFC’s broadband access solutions will grow. These statements involve risks and uncertainties. Actual results may differ materially from those indicated by such forward-looking statements based on a variety of risks and uncertainties, including the risks and uncertainties relating to growth in demand for broadband services; AFC’s ability to maintain or grow demand for its broadband access solutions; the potential for business disruption and other risks associated with AFC’s pending merger with Tellabs, Inc.; and AFC’s expanded product offering and the potential for increased competition related thereto. Information about potential factors that could affect AFC’s financial results is included in AFC’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which have been filed with the Securities and Exchange Commission. We undertake no obligation to revise or update these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003
Revenues	$119,612	$85,214	$330,987	$248,704
Cost of revenues	74,430	44,600	190,331	127,367

Gross profit	45,182	40,614	140,656	121,337

Operating expenses:
Research and development	21,176	14,831	61,573	50,167
Sales and marketing	10,694	9,355	35,151	30,196
General and administrative	8,615	6,498	29,880	21,313
Amortization of acquired intangibles	3,955	349	10,261	1,793
Integration costs	1,081	—	3,632	—
Securities litigation settlement costs	(563)	—	(6,350)	—
In-process research and development	—	—	14,000	—

Total operating expenses	44,958	31,033	148,147	103,469

Operating income (loss)	224	9,581	(7,491)	17,868
Other income:
Interest income, net	2,171	2,850	6,921	8,712
Unrealized gains on Cisco investment	—	—	—	1,386
Other	(10)	—	63	4

Total other income, net	2,161	2,850	6,984	10,102

Income (loss) before income taxes	2,385	12,431	(507)	27,970
Income taxes (benefit)	(14,955)	3,108	(16,083)	6,993

Net income	$17,340	$9,323	$15,576	$20,977

Basic net income per share	$0.20	$0.11	$0.18	$0.25

Shares used in basic per share computations	88,599	86,246	88,111	85,478

Diluted net income per share	$0.19	$0.11	$0.17	$0.24

Shares used in diluted per share computations	89,275	87,906	89,528	86,832

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 30,	December 31,
	2004	2003
Assets
Current assets:
Cash and cash equivalents	$238,150	$246,552
Cisco marketable securities	194,293	250,786
Other marketable securities	380,665	594,230
Accounts receivable, net	59,428	54,464
Income taxes receivable	218,559	—
Inventories, net	50,672	18,959
Other current assets	5,938	27,026

Total current assets	1,147,705	1,192,017
Property and equipment, net	57,212	43,762
Goodwill	189,798	55,883
Other acquired intangible assets, net	73,604	1,639
Other assets	29,582	24,415

Total assets	$1,497,901	$1,317,716

Liabilities & stockholders’ equity
Current liabilities:
Accounts payable	$18,112	$11,112
Accrued liabilities	50,417	39,605
Cisco securities loans payable	194,293	250,786
Current taxes payable	20,271	26,989
Deferred tax liabilities	182,553	—

Total current liabilities	465,646	328,492
Long-term liabilities	4,748	4,068
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	—
Common stock	888	871
Additional paid-in capital	403,641	376,394
Deferred compensation	(4)	(29)
Accumulated other comprehensive income	1,046	1,560
Retained earnings	622,776	607,200
Treasury stock	(840)	(840)

Total stockholders’ equity	1,027,507	985,156

Total liabilities and stockholders’ equity	$1,497,901	$1,317,716

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended
	September 30,
	2004	2003
Cash flows from operating activities:
Net income	$15,576	$20,977
Adjustments to reconcile net income to net cash provided by operating activities:
Current income taxes	(225,277)	46,939
Deferred income taxes	204,709	(243,288)
Depreciation and amortization	25,270	14,238
In-process research and development	14,000	—
Increase in reserve for returns, rebates and credits	12,012	1,358
Tax benefit from option exercises	4,411	6,730
Increase in reserve for write-down of inventories	3,433	2,432
Interest receivable	2,362	(3,727)
Reduction in reserve for purchase commitments	(600)	(2,196)
Other non-cash adjustments to operating income	491	2,955
Allowance for doubtful accounts	(159)	507
Cash proceeds from settlement of Cisco hedge contracts	—	690,226
Unrealized gains on Cisco investment	—	(1,386)
Changes in operating assets and liabilities:
Accounts receivable	255	(20,992)
Inventories	(22,047)	6,400
Other current assets	(179)	20,361
Other assets	34	194
Accounts payable	(9,440)	6,201
Accrued and other liabilities	(3,750)	(9,663)

Net cash provided by operating activities	21,101	538,266

Cash flows from investing activities:
Purchases of other marketable securities	(2,335,577)	(4,459,794)
Sales of other marketable securities	2,139,050	3,872,418
Maturities of other marketable securities	406,776	241,930
Payment for purchase of business	(245,932)	—
Purchases of property and equipment	(11,623)	(8,793)
Restricted investment	(3,050)	—
Investment in privately-held company	(2,000)	—

Net cash used in investing activities	(52,356)	(354,239)

Cash flows from financing activities:
Proceeds from common stock issuances	22,853	27,497
Purchase of treasury stock	—	(701)

Net cash provided by financing activities	22,853	26,796

Increase (decrease) in cash and cash equivalents	(8,402)	210,823
Cash and cash equivalents, beginning of period	246,552	94,754

Cash and cash equivalents, end of period	$238,150	$305,577

Noncash investing activities
Acquisition of business	$225	$—

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended September 30, 2004
		Adjustments
		from GAAP	Core Business
	GAAP Results	to Core Results	Results
Revenues	$119,612		$119,612
Cost of revenues	74,430		74,430

Gross profit	45,182		45,182

Operating expenses:
Research and development	21,176		21,176
Sales and marketing	10,694	(57)[1]	10,637
General and administrative	8,615	(470)[1,2]	8,145
Amortization of acquired intangibles	3,955	(3,955)[3]	—
Integration costs	1,081		1,081
Securities litigation settlement costs	(563)	563 [4]	—

Total operating expenses	44,958	(3,919)	41,039

Operating income	224	3,919	4,143
Other income:
Interest income, net	2,171		2,171
Other	(10)		(10)

Total other income, net	2,161		2,161

Income before income taxes	2,385	3,919	6,304
Income taxes (benefit)	(14,955)	15,395 [5]	440

Net income	$17,340	(11,476)	$5,864

Basic net income per share	$0.20		$0.07

Shares used in basic per share computations	88,599		88,599

Diluted net income per share	$0.19		$0.07

Shares used in diluted per share computations	89,275		89,275

1)	Adjustment arose from a leased facility write-off and revision stemming from a workforce reduction initiated in 2003.

2)	Adjustment of $502 for Tellabs merger-related costs.

3)	Adjustment arose from the amortization of intangible assets acquired in the NAA and AccessLan acquisitions.

4)	Adjustment for an additional portion of an arbitration award for compensatory damages and interest from a former insurer.

5)	Adjustment included a $15.9 million tax benefit relating to a tax reserve adjustment and the difference between the GAAP 40% effective tax rate and core business 7% effective tax rate.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended September 30, 2003
		Adjustments
		from GAAP	Core Business
	GAAP Results	to Core Results	Results
Revenues	$85,214		$85,214
Cost of revenues	44,600		44,600

Gross profit	40,614		40,614

Operating expenses:
Research and development	14,831		14,831
Sales and marketing	9,355		9,355
General and administrative	6,498		6,498
Amortization of acquired intangibles	349	(349)[1]	—

Total operating expenses	31,033	(349)	30,684

Operating income	9,581	349	9,930
Other income:
Interest income, net	2,850		2,850

Total other income	2,850		2,850

Income before income taxes	12,431	349	12,780
Income taxes	3,108	87	3,195

Net income	$9,323	262	$9,585

Basic net income per share	$0.11		$0.11

Shares used in basic per share computations	86,246		86,246

Diluted net income per share	$0.11		$0.11

Shares used in diluted per share computations	87,906		87,906

Note:

1)	Adjustment arose from the amortization of intangible assets acquired in the acquisition of AccessLan in 2002.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Nine Months Ended September 30, 2004
		Adjustments
		from GAAP	Core Business
	GAAP Results	to Core Results	Results
Revenues	$330,987		$330,987
Cost of revenues	190,331		190,331

Gross profit	140,656		140,656

Operating expenses:
Research and development	61,573	(293)[1]	61,280
Sales and marketing	35,151	(99)[2]	35,052
General and administrative	29,880	(5,387)[2,3]	24,493
Amortization of acquired intangibles	10,261	(10,261)[4]	—
Integration costs	3,632		3,632
In-process research and development	14,000	(14,000)[5]	—
Securities litigation settlement costs	(6,350)	6,350 [6]	—

Total operating expenses	148,147	(23,690)	124,457

Operating income (loss)	(7,491)	23,690	16,199
Other income:
Interest income, net	6,921		6,921
Other	63		63

Total other income, net	6,984		6,984

Income (loss) before income taxes	(507)	23,690	23,183
Income taxes (benefit)	(16,083)	19,561 [7]	3,478

Net income	$15,576	4,129	$19,705

Basic net income per share	$0.18		$0.22

Shares used in basic per share computations	88,111		88,111

Diluted net income per share	$0.17		$0.22

Shares used in diluted per share computations	89,528		89,528

Notes:

1)	Adjustment arose from a non workforce reduction-related leased facility write-off.

2)	Adjustments arose from additional leased facility write-offs stemming from a workforce reduction initiated in 2003.

3)	Adjustment of $4,012 for Tellabs merger-related costs.

4)	Adjustment arose from the amortization of intangible assets acquired in the NAA and AccessLan acquisitions.

5)	Adjustment arose from the write-off of in-process research and development costs upon acquisition of NAA in February 2004.

6)	Adjustment for an arbitration award for compensatory damages and interest from a former insurer.

7)	Adjustment included a $15.9 million tax benefit relating to a tax reserve adjustment and the difference between the GAAP 36% tax benefit and core business 15% effective tax rate.

ADVANCED FIBRE COMMUNICATIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF GAAP RESULTS TO CORE BUSINESS RESULTS
(In thousands, except per share data)
(Unaudited)

	For the Nine Months Ended September 30, 2003
		Adjustments
		from GAAP	Core Business
	GAAP Results	to Core Results	Results
Revenues	$248,704		$248,704
Cost of revenues	127,367	(778)[1]	126,589

Gross profit	121,337	778	122,115

Operating expenses:
Research and development	50,167	(1,887)[1,2]	48,280
Sales and marketing	30,196	(471)[1]	29,725
General and administrative	21,313	(2,338)[1]	18,975
Amortization of acquired intangibles	1,793	(1,793)[3]	—

Total operating expenses	103,469	(6,489)	96,980

Operating income	17,868	7,267	25,135
Other income:
Interest income, net	8,712		8,712
Unrealized gains on Cisco investment	1,386	(1,386)[4]	—
Other	4		4

Total other income	10,102	(1,386)	8,716

Income before income taxes	27,970	5,881	33,851
Income taxes	6,993	1,470	8,463

Net income	$20,977	$4,411	$25,388

Basic net income per share	$0.25		$0.30

Shares used in basic per share computations	85,478		85,478

Diluted net income per share	$0.24		$0.29

Shares used in diluted per share computations	86,832		86,832

Notes:

1)	Adjustments related to severance and leased facility write-offs resulting from a workforce reduction initiated in 2003.

2)	Adjustment for $292 arose from a non workforce reduction-related leased facility write-off.

3)	Adjustment arose from the amortization of intangible assets acquired in the acquisition of AccessLan in 2002.

4)	Adjustment arose from income generated by the Cisco securities holdings and related hedge contracts.